SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2006


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2006-A
  ---------------------------------------------------------------------------
                           (EXACT NAME OF REGISTRANT)

        DELAWARE                 333-133845              22-3784653
        DELAWARE               333-133845-01             51-6579062
------------------------   ---------------------   ----------------------------
(STATE OF INCORPORATION)   (COMMISSION FILE NO.)   (IRS EMPLOYER IDENTIFICATION
                                                              NUMBER)

                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
         ---------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 307-4000
         ---------------------------------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS


                  Item 5.  Other Events.

On September 22, 2006 BMW Vehicle Owner Trust 2006-A (the "Issuer") publicly issued U.S. $323,000,000 of Class A-1 5.36344% Asset Backed Notes due September 2007, U.S. $308,000,000 of Class A-2 5.30% Asset Backed Notes due May 2009, U.S. $280,000,000 of Class A-3 5.13% Asset Backed Notes, due September 2010, U.S. $173,044,000 of Class A-4 5.07% Asset Backed Notes due August 2011 and U.S. $24,952,000 Class B 5.19% Asset Backed Notes due June 2013 (the "Notes") pursuant to an Indenture dated September 1, 2006 between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-133845) which was declared effective on August 11, 2006. The Notes were sold to Barclays Capital Inc., banc of America Securities LLC, Credit Suisse First Boston LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated September 13, 2006 among BMW Financial Services NA, LLC ("BMW FS"), BMW FS Securities LLC ("BMW Securities") and Barclays Capital Inc., as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts and promissory notes secured by new and used automobiles, sport utility vehicles and motorcycles (the "Receivables") from BMW Securities pursuant to the Sale and Servicing Agreement dated as of September 1, 2006 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of September 1, 2006 between BMW FS and BMW Securities.


ITEM 9.01.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

      (a)   Not applicable



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

      (b)   Not applicable

      (c)   Exhibits:


  Exhibit1.1      Underwriting Agreement dated September 13, 2006 among BMW
                  Financial Services NA, LLC, BMW FS Securities LLC and Barclays
                  Capital Inc.

  Exhibit 4.1 Indenture dated as of September 1, 2006 between BMW Vehicle Owner Trust 2006-A and Deutsche Bank Trust Company Americas., as indenture trustee.

  Exhibit 10.1 Amended and Restated Trust Agreement dated as of September 1, 2006 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

  Exhibit 10.2 Sale and Servicing Agreement dated as of September 1, 2006 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2006-A, BMW FS Securities LLC and Deutsche Bank Trust Company Americas.

  Exhibit 10.3 Owner Trust Administration Agreement dated as of September 1, 2006 among BMW Vehicle Owner Trust 2006-A, BMW Financial Services NA, LLC and Deutsche Bank Trust Company Americas.

  Exhibit 10.4 Receivables Purchase Agreement dated as of September 1, 2006 between BMW FS Securities LLC and BMW Financial Services NA, LLC.










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



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BMW FS Securities LLC
                                    BMW Vehicle Owner Trust 2006-A



Date:  September 27, 2006           By:  /s/  Kirsten Zerbst
     ---------------------              ---------------------------------
                                        Authorized Signatory



















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



EXHIBIT INDEX


  Exhibit1.1      Underwriting Agreement dated September 13, 2006 among BMW
                  Financial Services NA, LLC, BMW FS Securities LLC and Barclays
                  Capital Inc.

  Exhibit 4.1 Indenture dated as of September 1, 2006 between BMW Vehicle Owner Trust 2006-A and Deutsche Bank Trust Company Americas., as indenture trustee.

  Exhibit 10.1 Amended and Restated Trust Agreement dated as of September 1, 2006 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

  Exhibit 10.2 Sale and Servicing Agreement dated as of September 1, 2006 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2006-A, BMW FS Securities LLC and Deutsche Bank Trust Company Americas.

  Exhibit 10.3 Owner Trust Administration Agreement dated as of September 1, 2006 among BMW Vehicle Owner Trust 2006-A, BMW Financial Services NA, LLC and Deutsche Bank Trust Company Americas.

  Exhibit 10.4 Receivables Purchase Agreement dated as of September 1, 2006 between BMW FS Securities LLC and BMW Financial Services NA, LLC.








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